PUTNAM NEW VALUE FUND
One Post Office Square, Boston, MA 02109
Class A shares
INVESTMENT STRATEGY: GROWTH AND INCOME
PROSPECTUS- December 31, 1996, as revised May 30, 1997


This prospectus explains concisely what you should know before investing in class A shares of Putnam New Value Fund (the "fund"), a portfolio of Putnam Investment Funds (the "Trust"), which are offered without a sales charge through eligible employer-sponsored retirement plans. Please read it carefully and keep it for future reference. You can find more detailed information about the fund in the December 31, 1996 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or for other information, including a prospectus regarding class A shares for other investors, call Putnam Investor Services at 1-800-752-9894. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PUTNAMINVESTMENTS

                              Putnam Defined
                              Contribution Plans

     ABOUT THE FUND

     Expenses summary..........................................
     Financial highlights......................................
     Objective..............................................
     How the fund pursues its objective.....................
          Risk factors.........................................
     How performance is shown..................................
     How the fund is managed...................................
     Organization and history..................................

     ABOUT YOUR INVESTMENT

     How to buy shares.........................................
     Distribution plan.........................................
     How to sell shares........................................
     How to exchange shares....................................
     How the fund values its shares............................
     How the fund makes distributions to shareholders;
          tax information......................................

     ABOUT PUTNAM INVESTMENTS, INC.............................

About the Fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes expenses attributable to class A shares based on the fund's most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class A shares over specified periods.

Annual fund operating expenses
(as a percentage of average net assets)

Management fees
   0.70%
12b-1 fees
   0.25%
Other expenses
   0.68%
Total fund operating expenses
   1.63%

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund incurs. The expenses shown in the table do not reflect the application of credits that reduce fund expenses.
The management fees and "Other expenses" shown in the table reflect the termination of an expense limitation currently in effect. Actual management fees and total fund operating expenses were 0.31% and 1.24%, respectively.

Example

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

     1             3              5             10
   year          years          years          years

  $17           $51           $89            $193

The example does not represent past or future expense levels, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any charges or expenses related to your employer's plan.

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A shares. This information has been derived from the fund's financial statements, which have been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.


Financial highlights
(For a share outstanding throughout the period)



                                                       For the
Period
                                       Year ended     January 3,
1995
                                        August 31
(commencement of
                                             1996
operations) to
                                                      August 31,
1995
Net asset value, beginning of period       $10.53
$8.50

Investment operations
Net investment income (c)                     .18
 .15

Net realized gain on investments             1.82
1.88
Total from investment operations             2.00
2.03

Less distributions from:
Net investment income                       (.26)
---

Net realized gain on investments            (.70)
---

Total distributions                         (.96)
---

Net asset value, end of period             $11.57
$10.53

Total investment return at
 net asset value (%)(a)                     20.29
23.88(d)

Net assets, end of period (in thousands)  $97,718
$2,473

Ratio of expenses to
 average net assets (%)(b)(c)                1.24
 .51(d)

Ratio of net investment income
 to average net assets (%)(c)                2.45
1.67(d)

Portfolio turnover(%)                       33.57
51.07(d)

Average commission rate paid(e)            $.0322


(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended August 31, 1996 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

(c)  Reflects an expense limitation in effect during the period.
     As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.14 per share for the period ended August 31, 1995. Expenses for the period ended
     August 31, 1996 reflect a reduction of $0.01 per share.

(d)  Not annualized.

(e) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.

OBJECTIVE

Putnam New Value Fund seeks long-term capital appreciation. The fund is not intended to be a complete investment program, and there is no assurance that it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

The fund will invest primarily in common stocks which Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes are undervalued at the time of purchase and have the potential for long-term capital appreciation. The fund is unlike most equity mutual funds in that its investments will be comprised of a relatively small number of issuers (currently expected to be approximately 40 to 50). Because Putnam
Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. Putnam Management's investment decisions for the fund may be contrary to those of most other investors.

In selecting common stocks for the fund, Putnam Management will consider, among other things, an issuer's financial strength, current and projected divided rates, competitive position and current and projected future earnings. Putnam Management currently expects that a portion of the fund's investments will include common stocks that offer the potential for above-average current income.

The fund's investments may include widely-traded common stocks of larger companies as well as common stocks of small companies with equity market capitalizations below $1 billion.
These companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Common stocks and other equity securities are normally the fund's main investments.
However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective of long-term capital appreciation. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

Risk factors

Foreign investments

The fund may invest in securities of foreign issuers that are not actively traded in U.S.
markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the
U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.
The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United
States or in other foreign
countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets."
For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries.
Investments in emerging markets may be considered speculative.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

For more information about foreign securities and the risks associated with investment in such securities, see the SAI.

Investments in fixed-income securities

The fund may invest in both higher-rated and lower-rated fixed-income securities, and is not subject to any restrictions based on credit ratings. The values of fixed-income securities generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund's fixed-income investments. Conversely, during periods of rising interest rates, the value of the fund's fixed-income investments will generally decline. The values of lower-rated fixed-income securities, commonly known as "junk bonds," generally fluctuate more than those of higher-rated fixed-income securities. Securities in the lower rating categories may, depending on the rating, have large uncertainties or major exposure to adverse conditions, and may include securities in default.

The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of their issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal. In addition, under such circumstances the values of such securities may be more volatile, and the markets for such securities may be less liquid, than those for higher-rated securities, and the fund may as a result find it more difficult to determine the fair value of such securities. When the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

For additional information concerning the risks associated with investment by the fund in securities in the lower rating categories, see the SAI.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains.
Portfolio turnover rates are shown in the section "Financial highlights."

Futures and options

The fund may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for non-hedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.

The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying stock index or securities and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund.
Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

A more detailed explanation of index futures and options transactions, including the risks associated with them, is included in the SAI.

Options. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The aggregate value of the securities underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

A more detailed explanation of options transactions, including the risks associated with them, is included in the SAI.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Defensive strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in cash or money market instruments, preferred stocks, debt securities issued by the U.S. government or any foreign government or their agencies or instrumentalities, or securities primarily traded in the U.S. markets, or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, these alternative strategies would be used.

Diversification

The fund is a "diversified" investment company under the Investment Company Act of 1940.
This means that, with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction.
To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer.* They also prohibit the fund from investing more than:

(a) with respect to 75% of its total assets, 5% of its total assets in securities of any one issuer other than the U.S. government, its agencies or instrumentalities;*

(b) 25% of its total assets in any one industry;* or

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the
Trust's Trustees (or the person designated by the Trust's Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Total return" for the one-, five- and ten-year periods (or for the life of the class A shares, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance.

Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The fund's performance may be compared to that of various indexes. See the SAI. Because shares sold through eligible employer-sponsored retirement plans are sold without a sales charge, quotations of investment performance reflecting the deduction of a sales charge will be lower than the actual investment performance of shares purchased through such plans.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business.
Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf.
Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                   Business experience
                         Year      (at least 5 years)
                         -----     -------------------------
David L. King            1995      Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1983.

The fund pays its share of all expenses not assumed by Putnam Management, including
Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). Expenses of the Trust directly charged or attributable to the fund will be paid from the assets of the fund. General expenses of the Trust will be allocated among and charged to the assets of the fund and each other portfolio of the
Trust on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of the fund and each other portfolio or the nature of the services performed and relative applicability to each fund or other portfolios. The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services.
The total reimbursement is
determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, shares of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam New Value Fund is a series of Putnam Investment Funds, a Massachusetts business trust organized on October 31, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The
Commonwealth of Massachusetts. Prior to January 6, 1995, the Trust was known as Putnam
Equity Funds.

The Trust is an open-end, diversified, management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios.
Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine.

Only the fund's class A shares are offered by this prospectus. The fund also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares of the fund are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The Trust's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds").
Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of
Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice
Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director,
First Reserve Corporation; Ronald J. Jackson, Former Chairman,
President and Chief
Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem
Hospital and the Peabody Essex Museum; Elizabeth T. Kennan,
President Emeritus and
Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds.
President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam
Management.  Director, Marsh & McLennan Companies, Inc.; Robert
E. Patterson, Executive
Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S.
Perkins,* Director of various corporations, including Cummins Engine Company, Lucent
Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,*
President, New Generation Research, Inc.; A.J.C. Smith,* Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley
Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General
Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other
Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

HOW TO BUY SHARES

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible employer-sponsored retirement plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. A class A qualified benefit plan (an employer-sponsored retirement plan for which Putnam Fiduciary Trust company provides recordkeeping or other services) is eligible to purchase fund shares at net asset value beginning two years after the plan's initial purchase of class A shares. A class A qualified benefit plan that initially invested at least $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates and that received a proposal from Putnam Mutual Funds on or before April 15, 1997 may purchase fund shares at net asset value without regard to this two-year period. An employer-sponsored retirement plan, other than a class A qualified benefit plan, is eligible to purchase fund shares at net asset value if its investment in class A shares is at least $1 million, or it has at least 200 eligible employees, and the dealer of record waives its commission with the consent of Putnam Mutual Funds. Employer-sponsored retirement plans participating in a
"multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. Eligible plans may make additional investments of any amount at any time. To eliminate the need for safekeeping, the fund will not issue certificates for your shares.

On sales at net asset value to a class A qualified retirement plan, Putnam Mutual Funds pays commissions to the dealer of record on net monthly purchases at rates of up to 1.00%.
See the SAI for information about the rates at which sales commissions are paid. Putnam
Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLAN

The fund has adopted a distribution plan to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned below. The plan provides for payments by the fund to
Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class A shares. The Trustees currently limit payments under the plan to the annual rate of 0;25%.

Putnam Mutual Funds compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts at the annual rate of up to 0.25% of the average net asset value of class A shares. The payments to dealers for shares held by class A qualified benefit plans are made at reduced rates, as described in the SAI.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the distribution plan, the terms of service agreements between dealers and Putnam Mutual
Funds, and any applicable limits imposed by the National
Association of Securities
Dealers, Inc.

HOW TO SELL SHARES

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor
Services. The price you will receive is the next net asset value calculated after the fund receives the request in proper form. All requests must be received by the fund prior to the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. If your plan sells shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

The fund generally provides payment for redeemed shares the business day after the request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. The fund will only redeem shares for which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other Putnam funds available through your plan at net asset value. Contact your plan administrator or Putnam Investor Services for more information on how to exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.
Shareholders would be notified of any such action to the extent required by law. Consult
Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York
Stock Exchange each day the
Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes any net investment income and any net
realized capital gains at least
annually.   Distributions from net investment income, if any, are
expected to be small.
Distributions from capital gains are made after applying any available capital loss carryovers.

The terms of your plan will govern how your plan may receive distributions from the fund.
Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.
Generally, fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to employer-sponsored retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation
(including possible liability for
state and local taxes).


ABOUT PUTNAM INVESTMENTS, INC.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Defined Contribution
Plans is a division of Putnam Mutual Funds. Putnam Fiduciary Trust Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at
One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam
Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.